Prospectus Supplement	January 28, 2019

Putnam Global Communications Fund
Prospectuses dated December 30, 2018

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Global Communications Fund (“Global Communications Fund” or the “fund”), has recommended, and the fund’s Board of Trustees has approved and recommended that shareholders approve, the proposed merger of Global Communications Fund with and into Putnam Global Technology Fund (“Global Technology Fund”). Putnam Management and the fund’s Board of Trustees believe that the proposed merger is in the best interests of Global Communications Fund and its shareholders.

Global Communications Fund and Global Technology Fund have identical investment objectives and pursue substantially similar investment strategies, though Global Communications Fund concentrates its investments in securities of companies in the communications industries worldwide, while Global Technology Fund concentrates its investments in securities of companies in the technology industries worldwide. A full description of Global Technology Fund, the similarities and differences between it and Global Communications Fund and the terms of the proposed merger will be contained in a prospectus/proxy statement (the “prospectus/proxy statement”), which is expected to be mailed to shareholders in early April 2019. The prospectus/proxy statement will solicit Global Communication shareholder votes to approve the merger.

Completion of the proposed merger is subject to a number of conditions, including approval by shareholders of Global Communications Fund. A special meeting of shareholders of Global Communications Fund is currently scheduled for May 29, 2019, although the shareholder meeting may be adjourned to a later date. The proposed merger is expected to be a tax-free reorganization for federal income tax purposes. If shareholders of the fund do not approve the proposed merger, the merger will not proceed.

If shareholders approve the proposed merger, Putnam Management currently expects that Global Communications Fund may make dispositions of certain portfolio holdings prior to the merger. These sales, which are anticipated to commence in early June 2019 and will not occur unless and until shareholders approve the proposed merger, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions.

Global Communications Fund will be closed to new accounts on or about May 20, 2019. At any time prior to the close of the proposed merger, you can sell your shares back to the fund or exchange them for shares of another Putnam fund any day the New York Stock Exchange is open. Shares may be sold or exchanged by mail, by phone, or online at putnam.com. Some restrictions may apply. Such exchanges will be taxable transactions.

315588 1/19

The foregoing is not an offer to sell, nor a solicitation of an offer to buy, shares of Global Technology Fund, nor is it a solicitation of any proxy. For more information regarding Global Technology Fund, or to receive a free copy of the prospectus/proxy statement relating to the proposed merger (and containing important information about fees, expenses and risk considerations) once a registration statement relating to the proposed merger has been filed with the Securities and Exchange Commission and becomes effective, please call 1-800-225-1581. The prospectus/proxy statement relating to the proposed merger will also be available for free on the Securities and Exchange Commission’s web site (http://www.sec.gov). Please read the prospectus/proxy statement relating to the proposed merger carefully before making any investment decisions.

Shareholders should retain this Supplement for future reference.